UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2012

CBRE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32205	94-3391143
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11150 Santa Monica Boulevard, Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 405-8900

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by CBRE Group, Inc., a Delaware corporation (which we may refer to as “we”, “us”, “our” or the “Company”), in connection with the matters described herein:

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 5.07 is incorporated herein by reference.

(e) Stockholder Approval of the CBRE Group, Inc. 2012 Equity Incentive Plan

On May 8, 2012, our stockholders approved the CBRE Group, Inc. 2012 Equity Incentive Plan. This plan had previously been approved by our Board of Directors on February 14, 2012, subject to stockholder approval at the Annual Meeting of Stockholders. Accordingly, the 2012 Equity Incentive Plan became effective upon stockholder approval at the Annual Meeting. The Company’s named executive officers may participate in the 2012 Equity Incentive Plan. For a description of our 2012 Equity Incentive Plan, please see “Proposal Four—Approval of the 2012 Equity Incentive Plan” in our proxy statement filed with the Securities and Exchange Commission on March 23, 2012. The 2012 Equity Incentive Plan was attached as Appendix A to the definitive proxy statement and as Exhibit 99.1 to our Registration Statement on Form S-8 filed with the Commission on May 8, 2012 (Commission File No. 333-181235), and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its Annual Meeting of Stockholders on May 8, 2012 at 8:45 a.m. (PDT).

(b)	The voting results from the Annual Meeting were as follows:

1.	Each of the following 10 directors was elected to our Board of Directors to serve until the next annual meeting of stockholders in 2013 or until their respective successors are elected and qualified, and received the number of votes set forth below. There were 15,059,119 broker non-votes and no abstentions.

Name	For	Withheld
Richard C. Blum	274,401,260	8,467,544
Curtis F. Feeny	280,575,322	2,293,482
Bradford M. Freeman	267,212,741	15,656,063
Michael Kantor	281,537,059	1,331,745
Frederic V. Malek	267,115,589	15,753,215
Jane J. Su	274,303,338	8,565,466
Laura D. Tyson	281,355,126	1,513,678
Brett White	274,603,309	8,265,495
Gary L. Wilson	273,899,786	8,969,018
Ray Wirta	274,487,428	8,381,376

2.	The ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the 2012 fiscal year was approved by a vote of 294,506,206 shares in favor, 2,934,021 shares against, and 487,696 shares abstaining. There were no broker non-votes.

3.	An advisory resolution approving the Company’s executive compensation was approved by a vote of 265,670,003 shares in favor, 16,570,808 shares against, and 627,993 shares abstaining. There were 15,059,119 broker non-votes.

4.	The 2012 Equity Incentive Plan was approved by a vote of 213,773,303 shares in favor, 68,515,258 shares against, and 580,243 shares abstaining. There were 15,059,119 broker non-votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2012	CBRE GROUP, INC.

	By:	/s/ GIL BOROK
Gil Borok
Chief Financial Officer